UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2022

GINKGO BIOWORKS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Drydock Avenue

8th Floor

Boston, MA 02210

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 422-5362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	DNA.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposal of Assets.

On October 19, 2022, Ginkgo Bioworks Holdings, Inc. a Delaware corporation (“Ginkgo”), completed the previously announced acquisition contemplated by that certain Agreement and Plan of Merger, dated as of July 24, 2022 (the “Merger Agreement”), among Zymergen Inc., a Delaware public benefit corporation (“Zymergen”), Ginkgo, and Pepper Merger Subsidiary Inc., a Delaware corporation and an indirect wholly owned subsidiary of Ginkgo (“Merger Subsidiary”). Pursuant to the Merger Agreement, Merger Subsidiary merged with and into Zymergen, with Zymergen surviving as a wholly owned subsidiary of Ginkgo (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Zymergen (each, a “Zymergen Common Share”) that was issued and outstanding immediately prior to the Effective Time (other than certain excluded shares specified in the Merger Agreement) was cancelled, extinguished and converted into the right to receive 0.9179 of a share of Class A Common Stock, par value $0.0001 per share, of Ginkgo (each, a “Ginkgo Class A Share,” and such consideration, the “Merger Consideration”) and cash in lieu of any fractional Ginkgo Class A Shares, without interest.

At the Effective Time, each option to purchase Zymergen Common Shares (a “Zymergen Option”) with an exercise price per share that was less than the Merger Consideration Value (as defined below) that was outstanding immediately prior to the Effective Time, whether or not exercisable or vested, was cancelled and converted into the right to receive a number of Ginkgo Class A Shares equal to the Option Consideration Value (as defined below) with respect to such Zymergen Option divided by the Ginkgo Class A Share Price (as defined below), and each Zymergen Option with an exercise price per share that is equal to or greater than the Merger Consideration Value was cancelled for no consideration. “Option Consideration Value” means an amount, without interest, equal to the product of (i) the excess of (A) the Merger Consideration Value over (B) the exercise price per share of such Zymergen Option, and (ii) the total number of Zymergen Common Shares issuable upon exercise in full of such Zymergen Option. “Merger Consideration Value” means an amount (rounded down to the nearest whole cent) equal to the product of (x) the Merger Consideration and (y) the Ginkgo Class A Share Price. “Ginkgo Class A Share Price” means the volume-weighted average price of Ginkgo Class A Shares on the New York Stock Exchange (“NYSE”) for the period of five consecutive trading days ending on and including the second full trading day prior to the Effective Time.

At the Effective Time, each vested Zymergen restricted stock unit (each, a “Zymergen RSU”) that was outstanding immediately prior to the Effective Time (including after giving effect to any acceleration of vesting to which such Zymergen RSU was entitled as of immediately prior to the Effective Time as disclosed to Ginkgo) was cancelled and converted into the right to receive the Merger Consideration.

At the Effective Time, each unvested Zymergen RSU that was outstanding immediately prior to the Effective Time was cancelled and converted into a Ginkgo restricted stock unit award (“Ginkgo RSU”) with respect to the number of Ginkgo Class A Shares that is equal to the product of (A) the number of Zymergen Common Shares subject to such unvested Zymergen RSU as of immediately prior to the Effective Time and (B) the Merger Consideration, rounded down to the nearest whole share, which such Ginkgo RSU award will be subject to the same vesting terms and conditions applicable to the Zymergen RSU to which it relates as of immediately prior to the Effective Time, including any applicable vesting acceleration provisions in connection with such holder’s termination of employment or service but otherwise will be subject to the terms and conditions of Ginkgo’s 2021 stock incentive award plan.

At the Effective Time, each Zymergen Common Share that was (i) held by Zymergen as treasury stock; (ii) owned by Ginkgo or Merger Subsidiary; or (iii) owned by any direct or indirect wholly owned subsidiary of Ginkgo or Merger Subsidiary as of immediately prior to the Effective Time was automatically cancelled and extinguished without any conversion thereof or consideration paid therefor.

The issuance of Ginkgo Class A Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-267241) filed by Ginkgo with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on September 14, 2022.

The foregoing description is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 25, 2022 and is incorporated by reference herein. The Merger Agreement has been filed by the Company with the SEC to provide investors and stockholders of Ginkgo with information regarding its terms. It is not intended to provide any other factual information about Ginkgo or Zymergen. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and stockholders of Ginkgo accordingly should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Ginkgo, Zymergen or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules that Ginkgo exchanged with Zymergen and Zymergen exchanged with Ginkgo in connection with the execution of the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Ginkgo’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Merger Agreement and the Merger that is contained in, or incorporated by reference into, the proxy statement/prospectus that Ginkgo and Zymergen filed in connection with the Merger, as well as in Ginkgo’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents that Ginkgo has filed or may file with the SEC.

Item 8.01	Other Events.

On October 19, 2022, Ginkgo and Zymergen issued a joint press release announcing completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Zymergen required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to Zymergen’s audited consolidated financial statements as of and for the year ended December 31, 2021 included in Zymergen’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 30, 2022 and to Zymergen’s unaudited consolidated financial statements as of and for the quarterly periods ended June 30, 2022 and June 30, 2021 included in Zymergen’s Quarterly Report on Form 10-Q filed with the SEC on August 15, 2022.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K is incorporated by reference to the unaudited pro forma condensed combined balance sheet as of June 30, 2022 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 and the year ended December 31, 2021, in each case included in Ginkgo’s Registration Statement on Form S-4/A filed with the SEC on September 13, 2022.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 24, 2022, by and among Ginkgo Bioworks Holdings, Inc., Pepper Merger Subsidiary Inc. and Zymergen Inc. (incorporated by reference to Exhibit 2.1 of Ginkgo’s Current Report on Form 8-K filed with the SEC on July 25, 2022).*

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of Zymergen Inc.

99.1	Joint Press Release, dated October 19, 2022.

99.2	Audited Consolidated Financial Statements of Zymergen Inc. (incorporated by reference to Zymergen’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 30, 2022).

99.3	Unaudited Consolidated Interim Financial Statements of Zymergen Inc. (incorporated by reference to Zymergen’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 15, 2022).

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2022 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2022 and the year ended December 31, 2021 (incorporated by reference to Ginkgo’s Registration Statement on Form S-4/A filed with the SEC on September 13, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Ginkgo agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

By:	/s/ Jason Kelly
Name:	Jason Kelly
Title:	Chief Executive Officer

Dated: October 19, 2022